UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Farmington Avenue, Suite 252

Bristol, CT 06010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Debt Settlement and Release Agreements

On August 17, 2022, the Recruiter.com Group, Inc. (the “Company”) issued promissory notes for $1,111,111, in the aggregate (the “8/17/22 Notes”).  The Company received proceeds of $960,000, net of debt issuance costs of $40,000 and an original issue discount of $111,111. The 8/17/22 Notes have a term of 12 months, bear interest at 6%, and were set to mature on August 17, 2023. As a part of these financings, the Company granted the noteholders 694,445 warrants to purchase its common stock (the “8/17/22 Warrants”). The 8/17/22 Warrants were valued at $463,737 and treated as a debt discount to be amortized over the life of the note. On August 7, 2023, the Company signed an amendment to the 8/17/22 Notes.  The amendment extended each of the maturity dates of August 17, 2023, by 180 days. In return, the company agreed to give $50,000 in either stock or cash at its discretion within ninety days of signing the amendment.

On November 6, 2023, the Company received written notice (the “Default Notice”) from Cavalry Fund I LP that the Company was in default under that certain (i) the August 17 Note issued by the Company to Cavalry, and that certain (ii) the August 30 Note. As a result of the Identified Defaults, the Company would be in default under the following agreements for indebtedness: (i) Original Issue Discount Promissory Note, dated as of August 17, 2022, issued pursuant to the August 17 Share Purchase Agreement (“SPA”) by the Company to Porter Partners, L.P., (ii) Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to L1 Capital Global Opportunities Master Fund, (iii) Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to Firstfire Global Opportunities Fund LLC, and (iv) Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to Puritan Partner, LLC (collectively, the “Other August 2022 Notes”). An event of default under the Other August 2022 Notes would cause the default interest rate of 15% to apply as set forth in the Other August 2022 Notes and the holders of the Other August 2022 Notes would be permitted to elect to accelerate payment of amounts due, at the Mandatory Default Amount, as defined in the Other August 2022 Notes, under each of the holder’s respective Other August 2022 Note.

On February 9, 2024, Calvary Fund I LP entered into an agreement to reassign the entire balance of the notes entered into on August 17, 2022, including principal, accrued interest, and any penalties incurred to certain individuals and institutional noteholders. In addition, 104,274 Warrants from Calvary were reassigned to these new noteholders. On February 12, 2024, these new noteholders converted a total of $523,380 of the outstanding principal of the note in exchange for 286,001 shares of the Company’s common stock. On February 12, 2024, the new noteholders elected to exercise such warrants and paid the exercise price thereof through the reduction of debt. A total of $289,882 of debt was repaid with the warrant exercise proceeds. Additionally, the new noteholders agreed to extinguish $370,604 of debt pursuant to this agreement being enacted.

As of June 30, 2024, and December 31, 2023, the outstanding balance on the 8/17/22 Notes, net of the unamortized debt issuance costs and debt discounts of $0 and $13,056, respectively, was $296,082 and $1,421,864 respectively.

On February 13, 2024, the Board of Directors authorized the conversion of promissory notes, along with their associated interest and penalties to equity, connected with the original issuance of the 8/17/22, originally in the amount of $1,111,111 and 8/30/22 Notes, originally in the amount of $1,305,556. Additionally, the Board of Directors authorized the retirement of partial amounts of that Promissory Note debt to pay the exercise price of their associated warrants, thereby retiring the warrants.

On August 30, 2022, we issued promissory notes for $1,305,556, in the aggregate (the “8/30/22 Notes,” and together with the 8/17/22 Notes, the “August 2022 Notes”). We received proceeds of $1,175,000, net of an original issue discount of $130,556. The 8/30/22 Notes have a term of 12 months, bear interest at 6%, and were set to mature on August 30, 2023. The 8/30/22 Notes were set to be paid off in full on August 30, 2023. As a part of these financings, we granted the noteholders 54,398 warrants to purchase our common stock (See Note 9) (the “8/30/22 Warrants, and together with the 8/17/22 Warrants, the “August 2022 Warrants”). These 8/30/22 Warrants were valued at $569,106 and treated as a debt discount to be amortized over the life of the note. As of December 31, 2023, we had defaulted on the Promissory Note, dated as of August 30, 2022, the (“8/30/22 Notes”). In event of default under the 8/30/22 Notes caused the default interest rate of 15% to apply as set forth in the 8/30/22 Notes and the holders of the 8/30/22 Notes would be permitted to elect to accelerate payment of amounts due, at the Mandatory Default Amount, as defined in the 8/30/2022 Notes, under each of the holder’s respective 8/30/22 Notes.

On February 9, 2024, 8/30/22 Note Holders entered into an agreement to reassign the entire balance of the notes entered into on August 30, 2022, including principal, accrued interest, and any penalties incurred to certain individual and institutional investors (the “new noteholders”). Additionally, on February 9, 2024, 8/30/22 Note Holders entered into an agreement with the new noteholders whereas the assignees transferred 108,912 Warrants. On February 12, 2024, the new noteholders elected to exercise such warrants and paid the exercise price of $302,175 through the reduction of debt.

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On February 12, 2024, the Company entered into an agreement with the new noteholders whereas they agreed to waive a total of $224,332 of the debt assigned to them. As a result of the 8/17/22 Notes and 8/30/22 Notes settlement transactions, the Company recognized a gain on extinguishment of debt for the amount of $594,936 recorded within other income for the six-months ended June 30, 2024. As of June 30, 2024, and December 31, 2023, the outstanding balance on the 8/30/22 Notes, net of the unamortized debt issuance costs and debt discounts of $0 and $0, respectively, was $685,342 and $1,194,445 respectively.

The Company and the holders of the remaining amount of the 8/17/22 Notes and 8/30/22 Notes have entered into that certain Debt Settlement and Release Agreements, dated July 11, 2024 (the “Debt Settlement Agreements”), which was approved and ratified by the Board and the Majority Shareholders, being the record holders of 2,068,500 shares of our Common Stock, constituting approximately 63.21% of the issued and outstanding shares of our Common Stock, on July 11, 2024. The Debt Settlement Agreements provide for the complete conversion and waiver of any and all remaining amounts due under the 8/17/22 Notes and 8/30/22 Notes, whether principal, interest or penalties, along with the waiver and release of any and all claims against the Company from the holders of the 8/17/22 Notes and 8/30/22 Notes in exchange for the issuance of an aggregate of 5,358,569 shares of Company common stock.  The 8/17/22 Notes and 8/30/22 Notes included approximately $999,253 in remaining principal and interest on the Company’s balance sheet, but the debt holders claimed additional interest and penalties on such debt.  As a result, the Company elected to settle all such claims.

The Debt Settlement Agreements contain customary representations and warranties of the Company and the Debt holders, indemnification obligations, and other obligations and rights of the parties. Additionally, the closing of the Debt Settlement Agreements is conditioned upon the consummation of certain matters by the Company, including (i) obtaining the approval of majority stockholders; (ii) filing with the U.S. Securities and Exchange Commission (the “SEC”) a Preliminary Information Statement or a Preliminary Proxy Statement if required by law to obtain the approval contemplated in the foregoing clause (i); (iii) responding promptly to comments by the SEC with respect to the Information Statement or Proxy Statement, if any; (iv) filing with the SEC a Definitive Information Statement or Proxy Statement; (v) mailing or electronically transmitting the Definitive Information Statement or Proxy Statement to every security holder entitled to vote on the entry into the SPAs; and (vi) if required by the Listing Rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), submitting a Listing of Additional Shares Notification Form to The Nasdaq Stock Market LLC ( “Nasdaq”) and obtaining the approval by Nasdaq of the transactions contemplated thereby.

The Company believes that the extinguishment of such debt provides a substantial benefit to the Company in terms of satisfying Shareholders Equity and other requirements necessary for continued Nasdaq listing, as well as streamlining the balance for the purpose of easing solvency vulnerability, avoidance of litigation, and attracting future acquisition targets.  The Company incurred substantial debt during high growth periods, when debt can positively impact shareholder returns.  When the Company completes transactions with acquisition targets and enters further high growth periods, additional debt will likely be added, and clearing the existing debt will allow for such additional debt financing.

The shares issued in the Debt Conversion shall be issued in a transaction exempt from registration under the Securities Act.

The form of the Debt Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summaries of the terms of this document is subject to, and qualified in their entirety by, such document, which is incorporated herein by reference.

The 2024 Exempt Offering

On July 11, 2024, the Board of Directors of the Company and the Majority Shareholders approved and ratified the issuance and sale of an aggregate of up to 5,500,000 shares of Common Stock (the “Shares”) at purchase price of $1.00 per share, including 2,000,000 Shares to a non-U.S. investor, ZK International Group Co., Ltd., a company organized under the laws of the British Virgin Islands (the “Investor”) in a private placement transaction, which includes a six-month option to purchase an additional 2,000,000 shares pursuant to certain Stock Purchase Agreements dated July 12, 2024 (the “SPA”) by and between the Company and each of the Investor and certain other investors (the “2024 Exempt Offering”).

On July 12, 2024, we entered into an SPA with the Investor, who is not a “U.S. person” as defined in the SPAs pursuant to Regulation S promulgated under the Securities Act, and as a result, the Shares to be issued in the 2024 Exempt Offering are exempt from the registration requirements of the Securities Act, pursuant to Regulation S promulgated under the Securities Act.  In addition, on July12, 2024, we entered into a Registration Rights Agreement (the “RRA”) with the Investor such that the Company shall prepare and, as soon as practicable, but in no event later than 150 days after the Closing Date (as defined in the SPA), file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 covering the resale of all of the Registrable Securities (as defined in the RRA), provided that such registration statement shall include all of the Registrable Securities as of the date such registration statement is initially filed with the Commission; provided further that if Form S-3 is unavailable for such a registration of all the Registrable Securities, the Company shall use such other form as is required therein.

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The SPAs contain customary representations and warranties of the Company and the Purchasers, indemnification obligations of the Purchasers, and other obligations and rights of the parties. Additionally, the closing of the Offering is conditioned upon the consummation of certain matters by the Company, including (i) obtaining the approval of majority stockholders; (ii) filing with the U.S. Securities and Exchange Commission (the “SEC”) a Preliminary Information Statement or a Preliminary Proxy Statement if required by law to obtain the approval contemplated in the foregoing clause (i); (iii) responding promptly to comments by the SEC with respect to the Information Statement or Proxy Statement, if any; (iv) filing with the SEC a Definitive Information Statement or Proxy Statement; (v) mailing or electronically transmitting the Definitive Information Statement or Proxy Statement to every security holder entitled to vote on the entry into the SPAs; and (vi) if required by the Listing Rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), submitting a Listing of Additional Shares Notification Form to The Nasdaq Stock Market LLC ( “Nasdaq”) and obtaining the approval by Nasdaq of the transactions contemplated thereby.  The SPA between the Company and the Investor also includes a six-month option to purchase an additional 2,000,000 shares of common stock at a purchase price of $1.00 per share.  The SPAs for any subsequent sales of Shares will not include such option.

On July 11, 2024, the Board of Directors of the Company and the Majority Shareholders also approved and ratified the issuance and sale of an additional 3,500,000 Shares to U.S. and non-U.S. investors in one or more transactions exempt from registration under the Securities Act, at a per sale purchase price of $1.00, and pursuant to stock purchase agreements substantially similar in form and content to the SPAs, which aggregate number of shares includes the additional Shares subject to the option granted to the Investor.  Such potential additional issuances are also referred to herein as part of the 2024 Exempt Offering.

For clarity, as of July 12, 2024, the Company and the Investor have executed an SPA for 2,000,00 shares of the Company’s common stock for $2,000,000 with an option to purchase an additional 2,000,000 shares at $1.00 per share.  The additional shares approved as a part of the 2024 Exempt Offering have not yet been subscribed for, and should the Investor elect the option to purchase the additional shares, only 1,500,000 shares will be available for other investors as a part of the 2024 Exempt Offering.

The form of the SPA is filed as Exhibit 10.2 and the form of the RRA is filed as Exhibit 10.3 to this Current Report on Form 8-K. The foregoing summaries of the terms of this document is subject to, and qualified in their entirety by, such document, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2024, the Compensation Committee and the Board of Directors approved the award of 250,000 shares of common stock of the Company to Granger Whitelaw as Chief Executive Officer (the “Award”).

Additionally, the Award is conditioned upon the consummation of certain matters by the Company, including (i) obtaining the approval of majority stockholders; (ii) filing with the U.S. Securities and Exchange Commission (the “SEC”) a Preliminary Information Statement or a Preliminary Proxy Statement if required by law to obtain the approval contemplated in the foregoing clause (i); (iii) responding promptly to comments by the SEC with respect to the Information Statement or Proxy Statement, if any; (iv) filing with the SEC a Definitive Information Statement or Proxy Statement; (v) mailing or electronically transmitting the Definitive Information Statement or Proxy Statement to every security holder entitled to vote on the entry into the SPAs; and (vi) if required by the Listing Rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), submitting a Listing of Additional Shares Notification Form to The Nasdaq Stock Market LLC ( “Nasdaq”) and obtaining the approval by Nasdaq of the transactions contemplated thereby.

Item 8.01. Other Events.

In light of the Debt Settlement Agreements, the SPA, the RRA, and the Award, shareholder approval of such transactions is required by the rules and regulation of Nasdaq.  As a result, the Company intends to obtain the shareholder approval on the matters described therein.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1*	Form of Debt Settlement and Release Agreement, dated July 10, 2024
10.2*	Form of Share Purchase Agreement, dated July 12, 2024
10.3*	Form of Registration Rights Agreement, dated July 12, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL document)

*Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish copies of any of the omitted schedules or exhibits upon request of the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2024	RECRUITER.COM GROUP, INC.

	By:	/s/ Granger Whitelaw
Granger Whitelaw
Chief Executive Officer

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